Exhibit 32.1
------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------

     In connection with the Quarterly Report on Form 10-QSB for the three month period year ended September 30, 2004 of Xinhua China Ltd., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Xianping Wang, President, Chief Executive Officer and a director of the Company certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 22, 2004                     /s/ Xianping Wang
                                             -----------------------------------
                                             Xianping Wang, President, CEO and a
                                             Director